UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PETMED EXPRESS, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)	Amount previously paid: N/A
(2)	Form, Schedule or Registration Statement No.: N/A
(3)	Filing party: N/A
(4)	Date Filed: N/A

PETMED EXPRESS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 3, 2007

TO THE OWNERS OF COMMON STOCK
OF PETMED EXPRESS, INC.

The Annual Meeting of Stockholders of PetMed Express, Inc., a Florida corporation (the “Company”) will be held on Friday, August 3, 2007, at 1:00 p.m., Eastern Time, at the Sheraton Suites Cypress Creek Fort Lauderdale, 555 N.W. 62nd Street, Fort Lauderdale, FL 33309. The purposes of the meeting are:

1.	To elect five Directors to our Board of Directors,

2.	To ratify the appointment of Goldstein Golub Kessler LLP as the independent registered public accounting firm for the Company to serve for the 2008 fiscal year,

3.	To transact any other business as may properly come before the meeting.

       These items are described in this proxy statement.

Only stockholders of record at the close of business on Friday, June 15, 2007, the record date, are entitled to notice of and to vote at the annual meeting, or any adjournments or postponements of the annual meeting. Each stockholder of record on the record date is entitled to one vote for each share of Common Stock held. On June 15, 2007, there were 24,322,531 shares of Common Stock issued and outstanding.

A list of stockholders entitled to vote will be available for examination for ten days prior to the annual meeting, during normal business hours, at the Company’s principal place of business at 1441 S.W. 29th Avenue, Pompano Beach, FL 33069. This list will also be available to stockholders at the annual meeting.

We would like to extend a personal invitation for you to join us at our annual meeting. Your vote is important to us and to our business. We ask that you please cast your vote as soon as possible. We encourage you to sign and return your proxy card prior to the meeting, so that your shares will be represented and voted at the meeting even if you attend the annual meeting. If you attend, you may withdraw your proxy and vote in person. An admission card, brokerage statement, or proof of ownership of the Company’s stock, as well as a form of personal photo identification, must be presented in order to be admitted to the annual meeting.

This notice of annual meeting, the proxy statement and our 2007 Annual Report to Stockholders on Form 10-K are first being distributed to stockholders on or about June 29, 2007.

By Order of the Board of Directors,

/s/ MENDERES AKDAG
MENDERES AKDAG
Chief Executive Officer, President and Director

Pompano Beach, Florida
June 29, 2007

PETMED EXPRESS, INC.
1441 S.W. 29th Avenue
Pompano Beach, FL 33069

PROXY STATEMENT

This Proxy Statement contains information relating to the solicitation of proxies by the Board of Directors of PetMed Express, Inc. (the “Company”) for use at our 2007 Annual Meeting of Stockholders. Our annual meeting will be held on Friday, August 3, 2007, at 1:00 p.m., Eastern Time, at the Sheraton Suites Cypress Creek Fort Lauderdale, 555 N.W. 62nd Street, Fort Lauderdale, FL 33309.

QUESTIONS AND ANSWERS
ABOUT THE MEETING AND VOTING

What am I voting on?

•	To elect five directors to our Board of Directors (Menderes Akdag, Frank J. Formica, Gian M. Fulgoni, Ronald J. Korn, Robert C. Schweitzer).
•	To ratify the appointment of Goldstein Golub Kessler LLP as our independent registered public accounting firm.

What is a proxy?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Bruce S. Rosenbloom, our Chief Financial Officer and Alison Berges, our Corporate Secretary and General Counsel, as proxies for the 2007 Annual Meeting of Stockholders.

How will my proxy vote my shares?

Your proxy will vote according to your instructions. If you complete your proxy instructions but do not indicate your vote on one or all of the business matters, your proxy will vote “FOR” these items. Also, your proxy is authorized to vote on any other business that properly comes before the annual meeting in accordance with the recommendation of our Board of Directors.

Why did I receive this proxy statement?

Our Board of Directors is soliciting your proxy to vote at the annual meeting because you were a stockholder of record at the close of business on June 15, 2007, the record date, and are entitled to vote at the meeting. This proxy statement and the 2007 Annual Report to Stockholders on Form 10-K, along with either a proxy card or a voting instruction card, are being mailed to stockholders beginning on or about June 29, 2007. This proxy statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Florida Atlantic Stock Transfer, Inc., you are considered, with respect to those shares, the “stockholder of record.” The proxy statement, 2007 Annual Report on Form 10-K, and proxy card have been sent directly to you by us.

If your shares are held in a stock brokerage account by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The proxy statement and 2007 Annual Report on Form 10-K have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting.

How do I vote?

If your shares are held in street name, through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Stockholders of record can vote as follows:

•	By Mail: Stockholders should sign, date and return their proxy cards in the pre-addressed, postage-paid envelope that is provided.
•
By Telephone or Internet: Street name holders may vote by telephone or Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.

•	At the Meeting: If you attend the annual meeting, you may vote in person by ballot, even if you have previously returned a proxy card.

Who is entitled to vote and how many votes do they have?

Holders of our common stock as of the close of business on June 15, 2007, the record date, are entitled to vote at the annual meeting. Each issued and outstanding share of our Common Stock is entitled to one vote. As of the record date, 24,322,531 shares of our Common Stock were outstanding and entitled to vote at the annual meeting.

May I change my vote after I return my proxy card?

Yes, you may change your vote at any time before your shares are voted at the annual meeting by:

•	Notifying our Corporate Secretary, in writing at PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069 that you are revoking your proxy;
•	Executing and delivering a later dated proxy card; or
•	Voting in person at the annual meeting.

However, if you have shares held through a brokerage firm, bank or other custodian, you may revoke your instructions only by informing the custodian in accordance with any procedures it has established.

What is a quorum of stockholders?

Shares representing the majority of the total outstanding votes present or represented by proxy constitute a quorum. If you vote or return a proxy card, your shares will be considered part of the quorum.

What vote is required for approval of the proposals?

At the annual meeting, directors will be elected by a plurality of votes cast. Only votes cast “FOR” or “AGAINST” will affect the outcome of this proposal. Therefore, the five directors who receive the greatest number of votes cast “FOR” the election of directors will be elected to serve as directors.

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock present at the annual meeting in person or by proxy, and entitled to vote on the matter.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

•	FOR each of the nominees for director set forth on page 4.
•	FOR the ratification of the appointment of our independent registered public accounting firm set forth on page 4.

How are abstentions and broker non-votes counted?

Abstentions are considered shares present at the annual meeting in person or by proxy, and will be counted for purposes of determining whether a quorum is present. Abstentions will have no effect on the election of directors, but will have the effect of a vote “AGAINST” ratification of the appointment of our independent registered public accounting firm.

Broker non-votes refer to PetMed Express, Inc.’s shares held in street name by a brokerage firm or nominee (such as Cede & Co.) under circumstances where the beneficial owner has not instructed the broker or nominee as to how the shares should be voted. Broker non-votes are considered present by proxy for purposes of determining whether a quorum is present at the meeting. If your shares are held in street name, the broker or nominee in whose name your shares are held is permitted to vote your shares on the matters to be voted upon at the annual meeting, even if you have not provided specific direction on how your shares should be voted.

Who will count the votes?

A representative of The Altman Group, a company contracted by us to assist the Company in the tabulation of proxies, and our Corporate Secretary and General Counsel, Alison Berges, will tabulate the votes and act as inspector of election.

What happens if a nominee for director is unable to serve as a director?

If any of the nominees becomes unavailable for election, which we do not expect, votes will be cast for such substitute nominee or nominees as may be designated by our Board of Directors, unless our Board of Directors reduces the number of directors. Under the policies of our Board of Directors, directors are expected to attend regular board meetings, board committee meetings and our annual stockholders meeting.

How do I get an admission card to attend the annual meeting?

If you are a stockholder of record, your admission card is attached to your proxy card. You will need to bring it with you to the meeting. If you own shares in street name, you will need to ask your broker or bank for an admission card in the form of a legal proxy. You will need to bring the legal proxy with you to the meeting. If you do not receive the legal proxy in time or you want to attend the meeting but not vote in person, bring your most recent brokerage statement or proof of ownership with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however you will not be able to vote your shares at the meeting without a legal proxy. Please note that if you own shares in street name and you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person.

You will also need to bring a photo ID to gain admission.

Who is soliciting my proxy and who pays the cost?

The Company and its Board of Directors are soliciting your proxy. Our directors, officers and employees may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities. The Company will also reimburse brokerage firms, banks and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you.

When are stockholder proposals due for next year’s annual meeting?

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the 2008 annual meeting of stockholders by submitting their proposals to the Company in a timely manner. Proposals that stockholders wish to be included in next year’s Proxy Statement for the annual meeting to be held in 2008 must be received at the Company’s principal place of business at 1441 S.W. 29th Avenue, Pompano Beach, FL 33069, addressed to the Corporate Secretary’s attention, no later than March 15, 2008.

Can different stockholders sharing the same address receive only one Annual Report on Form 10-K and Proxy Statement?

Yes. The Securities and Exchange Commission permits companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more security holders sharing the same address by delivering only one proxy statement and annual report to that address. This process which is commonly referred to as “householding” can effectively reduce our printing and postage costs. Under householding, each stockholder would continue to receive a separate proxy card or voting instruction card.

Certain of our stockholders whose shares are held in street name and who have consented to householding will receive only one set of our annual meeting materials per household this year. If your household received a single set of our annual meeting materials this year, you can request to receive additional copies of these materials by calling or writing your broker, bank or other nominee. If you own your shares in street name, you can request householding by calling or writing your broker, bank or other nominee.

ITEM 1 - ELECTION OF DIRECTORS

The Board of Directors unanimously recommends a vote “FOR” the election of the following nominees for director:

Menderes Akdag, Frank J. Formica, Gian M. Fulgoni, Ronald J. Korn, and Robert C. Schweitzer.

Our Board of Directors currently consists of five members. Each of our current directors was elected by our stockholders at the annual meeting of stockholders in 2006. Our Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has nominated the five persons listed to stand for election for a new term. Each of the nominees listed is currently serving as a director. Each of the nominated directors has agreed to serve if elected. If elected the directors will serve until the next annual meeting of stockholders or until the director is succeeded by another director who has been elected. However, if for some reason one or more of them is unable to accept nomination, or election, proxies will be voted for the election of a nominee(s) designated by our Board of Directors. Biographical information for each nominee for director is presented below.

ITEM 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Goldstein Golub Kessler LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2008.

The Audit Committee of our Board of Directors has appointed and approved Goldstein Golub Kessler LLP to audit our fiscal year 2008 consolidated financial statements. Goldstein Golub Kessler LLP has served us in this capacity since March 2001. Representatives of the firm will be available at the annual meeting to make a statement, if they choose, and to answer any questions you may have.

DIRECTORS AND EXECUTIVE OFFICERS

MENDERES AKDAG, age 46, has served as our Chief Executive Officer since March 2001 and as a member of our Board of Directors since November, 2002, and was appointed President in August 2005. Prior to joining PetMed Express, from November 2000 until March 2001, Mr. Akdag served as Chief Executive Officer of International Cosmetics Marketing Co. d/b/a Beverly Sassoon & Co., a publicly held (PS:SASN) direct sales company distributing skin care and nutritional products. From May 1991 until August 2000, Mr. Akdag was employed by Lens Express, Inc., a direct sales company distributing replacement contact lenses, serving as its President from May 1996 until August 2000, Chief Executive Officer and a member of the Board of Directors from August 1992 until May 1996, and Chief Financial Officer and a member of the Board of Directors from May 1991 until August 1992. On December 14, 1998, Netel Inc., a corporation in which Mr. Akdag served as a member of the Board of Directors, filed a Petition for Chapter 11 bankruptcy in the United States Bankruptcy Court Southern District of Florida. The proceeding was styled IN RE: NETEL, INC., CASE NO.98-28929-BKC-PGH. On July 19, 1999, the Bankruptcy Court entered an Order Confirming an Amended Chapter 11 Plan. On December 21, 1999, the Bankruptcy Court entered a Final Decree, Discharge of Trustee, and closed the case. Mr. Akdag holds a Bachelor of Science degree in Business Administration with a major in finance from the University of Florida.

FRANK J. FORMICA, age 63, has served as a member of our Board of Directors since August 2003. Mr. Formica has served as a legal consultant and expert in corporate securities and securities industry litigation and arbitration cases since 1999. From 1969 until 1999, Mr. Formica held various positions with the National Association of Securities Dealers (“NASD”), including Director of the NASD’s Congressional and State Liaison Department, Director of the Corporate Finance Department, and Vice President and Deputy General Counsel. Mr. Formica received his Juris Doctor degree from the Washington College of Law at American University and an undergraduate degree from Ohio University. He is a member of the New York State Bar.

GIAN M. FULGONI, age 59, has served as a member of our Board of Directors since November 2002. Mr. Fulgoni has been the Executive Chairman of comScore, Inc., formerly ComScore Networks, Inc., (NASDAQ:SCOR) since 1999. From 1981 until 1998, Mr. Fulgoni served as President and Chief Executive Officer of Information Resources, Inc. (NASDAQ: IRIC). He was a member of our Board of Directors from August 1999 through November 2000. Mr. Fulgoni served on the Board of Directors of Platinum Technology, Inc. from 1990 to 1999, U.S. Robotics, Inc. from 1991 to 1994, and Yesmail.com, Inc. in 1999. Educated in the United Kingdom, Mr. Fulgoni holds a Masters degree in Marketing from the University of Lancaster and a Bachelor of Science degree in Physics from the University of Manchester.

RONALD J. KORN, age 67, has served as a member of our Board of Directors since November 2002.  Mr. Korn has been the President of Ronald Korn Consulting, a business consulting firm, since 1991.  He served as the Managing Partner of KPMG, LLP’s Miami office from 1985 to 1991.  Mr. Korn held various positions including Partner with KPMG, an international accounting firm, from 1961 until 1991.  He has served as a Director and Chairman of the Audit Committee of Ocwen Financial Corporation (NYSE:OCN)   since July 2003.  He has also served as a Director and Chairman of the Audit Committee of comScore, Inc., formerly ComScore Networks, Inc., (NASDAQ:SCOR) since November, 2005. Mr. Korn previously served as a Director and Chairman of the Audit Committee of a number of public companies and a privately held financial institution. Mr. Korn holds a Juris Doctor degree from the New York University Law School and a Bachelor of Science degree in Economics from the University of Pennsylvania, Wharton School.

ROBERT C. SCHWEITZER, age 61, has served as a member of our Board of Directors since November 2002 and as Chairman of the Board since July 2006. Mr. Schweitzer has been the Florida Regional President for Northwest Savings Bank since October 2005 following the sale of Equinox Bank where he was President and Chief Executive Officer, to Northwest Savings. From June 2004 to March 2005 he was a consultant to Equinox Bank (formerly Horizon Bank), and became President and Chief Executive Officer of Equinox Bank in March 2005. Mr. Schweitzer was the Regional President of Union Planters Bank for Broward and Palm Beach County Florida markets from April 1999 to December 2002.  Prior to joining Union Planters, Mr. Schweitzer served as the Executive Vice President and Head of Commercial Banking for Barnett Bank/NationsBank in Jacksonville, Florida from 1993 to 1999.  Other positions held include Director and Head of Real Estate Consulting for Coopers & Lybrand in Washington, D.C.; Senior Vice President and Manager of Central North America Real Estate for the First National Bank of Chicago, and Manager of Domestic Credit Process Review; and Senior Vice President and Manager of Central North American Banking for Wachovia Bank.  Mr. Schweitzer served in the United States Navy and Navy Reserve for 30 years, and retired with a rank of Captain. Mr. Schweitzer holds a Masters degree in Business Administration from the University of North Carolina, and a Bachelor of Science degree from the United States Naval Academy.

BRUCE S. ROSENBLOOM, age 38, was appointed Chief Financial Officer in May 2001. Mr. Rosenbloom served as the Manager of Finance and Financial Reporting of Cooker Restaurant Corporation, a publicly held (PS: CGRTQ) restaurant, in West Palm Beach, Florida, from December 2000 until May 2001. Mr. Rosenbloom's duties included all internal and external reporting including all SEC filings and Annual Reports to Shareholders. Mr. Rosenbloom was a senior audit accountant for Deloitte & Touche LLP, an international accounting firm, West Palm Beach, Florida, from January 1996 until December 2000. Mr. Rosenbloom was responsible for planning and conducting all aspects of audit engagements for clients in various industries, including direct marketing, healthcare, manufacturing, financial institutions, and professional service firms. From August 1992 to May 1995, Mr. Rosenbloom was an Account Executive for MCI Telecommunications. Mr. Rosenbloom, a certified public accountant, received a Bachelor of Science degree in Accounting from Florida Atlantic University, Boca Raton, Florida in 1996 and a Bachelor of Arts degree in Economics from the University of Texas, Austin, Texas in 1992.

BOARD GOVERNANCE AND OPERATIONS

The business and affairs of PetMed Express, Inc. are managed by or under the direction of our Board of Directors. Our Board includes a majority of independent directors. Our Board reaffirms its accountability to stockholders through the stockholder election process. Our Board reviews and ratifies executive officer selection and compensation, and monitors overall corporate performance and the integrity of our financial controls. Our Board of Directors also oversees our strategic and business planning processes.

Corporate Code of Business Conduct and Ethics

Our Board of Directors has adopted a Corporate Code of Business Conduct and Ethics, which is applicable to all directors, officers and employees, including our principal executive officer, and principal financial and accounting officer. A Code of Business Conduct and Ethics is a written standard designed to deter wrongdoing and to promote:

•	honest and ethical conduct;
•	full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements;
•	compliance with applicable laws, rules and regulations;
•	the prompt reporting of violation of the code; and
•	accountability for adherence to the Code of Business Conduct and Ethics.

Our Corporate Code of Business Conduct and Ethics is filed with the Securities and Exchange Commission as Exhibit 14 to our Annual Report on Form 10-K for the year ended March 31, 2007. Anyone who wishes to receive a copy of our Corporate Code of Business Conduct and Ethics, without charge, can send a letter addressed to our General Counsel at PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069.

Policy with Regard to the Consideration of Director Candidate Recommendations by our Stockholders

The Corporate Governance and Nominating Committee has a policy pursuant to which it considers director candidates recommended by our stockholders. All director candidates recommended by our stockholders are considered for selection to the Board on the same basis as if such candidates were recommended by one or more of our directors or other sources. To recommend a director candidate for consideration by our Corporate Governance and Nominating Committee, a stockholder must submit the recommendation in writing to our Corporate Secretary not later than one hundred twenty (120) calendar days prior to the anniversary date of our proxy statement distributed to our stockholders in connection with our most recent annual meeting of stockholders, and the recommendation must provide the following information: (i) the name of the stockholder making the recommendation, (ii) the name of the candidate, (iii) the candidate’s resume or a listing of his or her qualifications to be a director, (iv) the proposed candidate’s written consent to being named as a nominee and to serving as one of our directors if elected, and (v) a description of all relationships, arrangements or understandings, if any, between the proposed candidate and the recommending stockholder and between the proposed candidate and us so that the candidate’s independence may be assessed. The stockholder or the director candidate also must provide any additional information requested by our Corporate Governance and Nominating Committee to assist the Committee in appropriately evaluating the candidate.

Corporate Governance and Nominating Committee’s Identification and Evaluation of Nominees for Director

Potential candidates may come to the attention of the Corporate Governance and Nominating Committee through recommendations made by current directors, stockholders, executives or director search firms retained by the Corporate Governance and Nominating Committee or other persons. Working closely with the full Board, the Corporate Governance and Nominating Committee develops criteria for open Board positions, taking into account such factors as it deems appropriate, including, among others, the current composition of the Board, the range of talents, experiences and skills that would best complement those already represented on the Board, the balance of management and independent Directors, the need for financial or other specialized expertise and willingness and ability to devote adequate time to our Board’s duties.

Meetings of the Board of Directors

During the fiscal year ended March 31, 2007, there were five meetings of our Board of Directors, and the Board took action two times by written consent in lieu of a meeting. Each director attended all of the meetings of the Board and meetings held by committees on which he served. Members of the Board are required to attend the annual meeting of stockholders. A director who is unable to attend our annual meeting of stockholders is expected to notify the Board in advance of the meeting.

Committees of the Board of Directors

Our Board of Directors maintains three standing committees, an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. All members of the committees are independent directors within the meaning of Rule 10A-3 under the Exchange Act and satisfy the independence standards of NASDAQ Marketplace Rules 4200. The following table shows the present members of each committee, the number of committee meetings held during FY 2007 and the functions performed by each committee:

Committee	Functions

Audit Number of Meetings during FY 2007: 10 Members: Ronald J. Korn*, Financial Expert (1) Robert C. Schweitzer Gian M. Fulgoni
• Oversees the Company’s systems of internal controls regarding finance, accounting and legal compliance
• Oversees the Company’s auditing, accounting and financial reporting processes generally
• Oversees the Company’s financial statements and other financial information provided by the Company to its stockholders, the public and others
• Oversees the Company’s compliance with legal and regulatory requirements
• Oversees the performance of the Company’s independent auditors
• Conducts an annual performance evaluation of the Committee

Compensation Number of Meetings during FY 2007: 4 Members: Robert C. Schweitzer* Ronald J. Korn Gian M. Fulgoni Frank J. Formica
• Establishes, in consultation with senior management, the Company’s general compensation philosophy, and oversees development and implementation of the compensation programs
• Reviews and approves corporate goals and objectives relating to the compensation of the Company’s CEO
• Recommends, subject to Board approval, salaries and other compensation matters for executive and other senior officers
• Approves annual incentive plans for the Company’s officers and employees, recommends grants of restricted stock and stock options to directors, officers and employees and supervises administration of employee benefit plans
• Oversees, in consultation with management, regulatory compliance with respect to compensation matters
• Reviews and approves any severance or similar termination payment proposed to be made to any Company executive or senior officer
• Recommends, subject to the approval of the Board of Directors, compensation for directors
• Conducts an annual performance evaluation of the Committee

Corporate Governance and Nominating Number of Meetings during FY 2007: 3 Members: Frank J. Formica* Gian M. Fulgoni Robert C. Schweitzer Ronald J. Korn
• Recommends the slate of director nominees for election to Board of Directors
• Identifies and recommends candidates to fill vacancies occurring between annual shareholders meetings
• Develops and recommends to the Board of Directors corporate governance principles
• Leads annual review of performance of Board of Directors

* Chairman

(1) The Board considers Mr. Korn to be an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K. In general, an “audit committee financial expert” is an individual member of the audit committee who (a) understands generally accepted accounting principles and financial statements, (b) is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves, (c) has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to the Company’s financial statements, (d) understands internal controls over financial reporting, and (e) understands audit committee functions. An “audit committee financial expert” may qualify as such through: education and experience as a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or, other relevant experience.

In addition to the above standing committees, the Board of Directors determined that it was advisable and in the best interest of the Company to form an Investment Committee, with the primary purpose of such Committee to establish policies and guidelines for the investment of excess cash held by or available to the Company and to revise or update such policies and guidelines whenever, in the judgment of the Committee, it is appropriate to do so. The Investment Committee is comprised of Menderes Akdag, Robert C. Schweitzer and Ronald J. Korn. Mr. Akdag and Bruce S. Rosenbloom, the Company’s Chief Financial Officer, are authorized to take any and all action that is necessary to implement any recommendation of the Investment Committee as approved by the Board of Directors. The Investment Committee had one meeting during FY 2007.

Stockholder Communications with the Board

The Company provides an informal process for stockholders to send communications to our Board of Directors. Stockholders who wish to communicate directly with our Board of Directors, or specified individual directors, may do so in writing to the Board of Directors or individual director in c/o Corporate Secretary and General Counsel, PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069. Correspondence directed to an individual board member is referred, unopened, to that member. Correspondence not directed to a particular board member is referred, unopened, to the Chairman of the Corporate Governance and Nominating Committee.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, (“Securities Act”) or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The Securities and Exchange Commission rules require us to include in this proxy statement a report from the Audit Committee of our Board of Directors. The following report concerns the Audit Committee’s activities regarding oversight of our financial reporting and auditing process.

The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The NASDAQ Stock Market LLC and under Exchange Act Rule 10A-3(b)(1), and it operates under a written charter adopted by the Company’s Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in the oversight of its financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of its consolidated financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Goldstein Golub Kessler LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm and the experience of the Audit Committee’s members in business, financial and accounting matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, registered public accounting firm independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent registered public accounting firm. The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of financial, accounting and internal controls. Management and independent registered public accounting firm presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent registered public accounting firm. In addition, the Audit Committee generally oversees internal compliance programs.

The Audit Committee has reviewed and discussed the Company’s consolidated financial statements with management and the independent registered public accounting firm, management represented to the Audit Committee that its consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent registered public accounting firm represented that its presentations included the matters required to be discussed with the independent registered public accounting firm by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

Goldstein Golub Kessler LLP, the independent registered public accounting firm, also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with Goldstein Golub Kessler LLP the firm’s independence.

Following the Audit Committee’s discussions with management and Goldstein Golub Kessler LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2007.

Audit Committee

RONALD J. KORN, Chairman
ROBERT C. SCHWEITZER
GIAN M. FULGONI

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the fees billed to us by Goldstein Golub Kessler LLP (“GGK”), our independent registered public accounting firm, as of and for the fiscal years ended March 31, 2007 and March 31, 2006:

	For the Year Ended March 31,

	2007	2006

Audit fees	$205,000	$199,500
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-

Total accountant fees and services	$205,000	$199,500

Audit fees billed by GGK related to the audit of our annual consolidated financial statements and of our assessment on internal control over financial reporting for the fiscal years ended March 31, 2007 and March 31, 2006. Audit fees included the review of our Annual Report on Form 10-K, and the review of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for the periods ended June 30, September 30, and December 31, 2005 and 2006.

Through September 30, 2005, GGK had a continuing relationship with American Express Tax and Business Services, Inc., from which it leased auditing staff who were full-time, permanent employees of American Express Tax and Business Services, Inc. and through which its partners provide non-audit services.  Subsequent to September 30, 2005, this relationship ceased and the firm established a similar relationship with RSM McGladrey, Inc. GGK has no full-time employees and therefore none of the audit services performed was provided by full-time, permanent employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

Other services, which do not include Financial Information System Design and Implementation fees, have been provided by RSM McGladrey, Inc.

Pre-Approval Policy for Services of Independent Registered Public Accounting Firm

The Audit Committee shall:

•	Have the responsibility to review and consider and ultimately pre-approve all audit and permitted non-audit services to be performed by our independent registered public accounting firm.

•
Select, evaluate, and, where appropriate, replace the independent registered public accounting firm or nominate the independent registered public accounting firm for shareholder approval. The Committee also has the responsibility to approve all audit engagement fees and terms and all non-audit engagements with the independent registered public accounting firm. The following sets forth what the Committee shall do in order to fulfill its responsibilities and duties with respect to the independent registered public accounting firm: be directly responsible for the appointment, compensation approval and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing its audit report or related work.

•
Have the sole authority to review in advance, and grant any appropriate pre-approvals of: (i) all auditing services to be provided by the independent registered public accounting firm, (ii) all non-audit services to be provided by the independent registered public accounting firm as permitted by Section 10A of the Exchange Act, and (iii) in connection therewith to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Exchange Act with respect to non-audit services.

•	Review the performance of the Company's independent registered public accounting firm on at least an annual basis.

•
On an annual basis, review and discuss with the independent registered public accounting firm all relationships the independent registered public accounting firm have with the Company in order to evaluate the independent registered public accounting firm's continued independence. The Committee: (i) shall ensure that the independent registered public accounting firm submit to the Committee on an annual basis a written statement (consistent with Independence Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent registered public accounting firm; (ii) shall discuss with the independent registered public accounting firm any disclosed relationship or services that may impact the objectivity and independence of the independent registered public accounting firm; and (iii) shall satisfy itself as to the independent registered public accounting firm's independence.

•
At least annually, obtain and review an annual report from the independent registered public accounting firm describing: (i) the independent registered public accounting firm's internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues.

•
Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit for the Company's independent registered public accounting firm, has not performed audit services for the Company for each of the five previous fiscal years.

•	Review all reports required to be submitted by the independent registered public accounting firm to the Committee under Section 10A of the Exchange Act.

•
Review, based upon the recommendation of the independent registered public accounting firm and management, the scope and plan of the work to be done by the independent registered public accounting firm for each fiscal year.

Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Goldstein Golub Kessler LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our registered public accounting firm. As required by Section 10A of the Exchange Act, our Audit Committee has pre-approved all audit and non-audit services provided by our independent registered public accounting firm, and the fees paid for such services.

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of June 15, 2007, by each person known by us to own beneficially or exercise voting or dispositive control over 5% or more of our outstanding Common Stock, by each of our executive officers and directors, and by all executive officers and directors as a group. In general, “beneficial ownership” includes those shares a person has the power to vote or transfer, and options to acquire our Common Stock that are exercisable currently or become exercisable within 60 days. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed below, based on information furnished by these owners, have sole investment, dispositive and voting power with respect to these shares, except as otherwise provided by community property laws where applicable. Unless otherwise indicated below, the address for each person is 1441 S.W. 29th Avenue, Pompano Beach, FL 33069.

Name and Address of Beneficial Owner	Aggregate Number of Shares Beneficially Owned		Percent of Shares Outstanding

Menderes Akdag	760,000	(1)	3.1%
Bruce S. Rosenbloom	72,250	(2)	*
Gian M. Fulgoni	68,334	(3)	*
Robert C. Schweitzer	60,334	(4)	*
Ronald J. Korn	56,334	(5)	*
Frank J. Formica	43,334	(6)	*
All executive officers and directors as a group (six persons)	1,060,586	(7)	4.3%

Principal Stockholders
Barclays Global Investors, NA	1,453,436	(8)	6.0%
Morgan Stanley	1,409,053	(9)	5.8%
Munder Capital Management	1,393,305	(10)	5.7%
__________

*	Less than 1% of the issued and outstanding shares.

(1)
Mr. Akdag's holdings include vested options to purchase 83,333 shares of our Common Stock at $10.64 per share until March 2008, 83,333 shares of our Common Stock at $10.64 per share until March 2009, and 83,334 shares of our Common Stock at $10.64 per share until March 2010. Holdings also include 90,000 restricted shares under the 2006 Employee Restricted Stock Plan, which are subject to forfeiture in one-third increments on February 27, 2008, 2009, and 2010, respectively, in the event of termination of employment.

(2)
Mr. Rosenbloom's holdings include vested options to purchase 5,000 shares of our Common Stock at $3.45 until June 2008, 6,000 shares of our Common Stock at $8.90 until June 2008, 6,667 shares of our Common Stock at $6.60 until May 2009, 5,000 shares of our Common Stock at $3.45 until June 2009, 6,000 shares of our Common Stock at $8.90 until June 2009, 6,667 shares of our Common Stock at $6.60 until May 2010, and 6,000 shares of our Common Stock at $8.90 until June 2010, but exclude options to purchase an additional 6,666 of our Common Stock at $6.60, which have not yet vested. Holdings also include 6,250 restricted shares under the 2006 Employee Plan, which are subject to forfeiture in one-third increments on July 31, 2007, 2008, and 2009, respectively, in the event of termination of employment.

(3)
Mr. Fulgoni’s holdings include vested options to purchase 6,667 shares of our Common Stock at $8.90 per share until June 2008, 6,667 shares of our Common Stock at $6.60 per share until May 2009, 6,667 shares of our Common Stock at $8.90 per share until June 2009, 6,667 shares of our Common Stock at $6.60 per share until May 2010, and 6,666 shares of our Common Stock at $8.90 per share until June 2010, but exclude options to purchase an additional 6,666 shares of our Common Stock at $6.60, which have not yet vested. Holdings also include 5,000 restricted shares under the 2006 Director Restricted Stock Plan, which are subject to forfeiture in one-third increments on July 31, 2007, 2008, and 2009, respectively, in the event of cessation of service as a director.

(4)
Mr. Schweitzer’s holdings include vested options to purchase 6,667 shares of our Common Stock at $8.90 per share until June 2008, 6,667 shares of our Common Stock at $6.60 per share until May 2009, 6,667 shares of our Common Stock at $8.90 per share until June 2009, 6,667 shares of our Common Stock at $6.60 per share until May 2010, and 6,666 shares of our Common Stock at $8.90 per share until June 2010, but exclude options to purchase an additional 6,666 shares of our Common Stock at $6.60, which have not yet vested. Holdings also include 5,000 restricted shares under the 2006 Director Plan, which are subject to forfeiture in one-third increments on July 31, 2007, 2008, and 2009, respectively, in the event of cessation of service as a director.

(5)
Mr. Korn’s holdings include vested options to purchase 6,667 shares of our Common Stock at $8.90 per share until June 2008, 1,667 shares of our Common Stock at $6.60 per share until May 2009, 6,667 shares of our Common Stock at $8.90 per share until June 2009, 6,667 shares of our Common Stock at $6.60 per share until May 2010, and 6,666 shares of our Common Stock at $8.90 per share until June 2010, but exclude options to purchase an additional 6,666 shares of our Common Stock at $6.60, which have not yet vested. Holdings also include 5,000 restricted shares under the 2006 Director Plan, which are subject to forfeiture in one-third increments on July 31, 2007, 2008, and 2009, respectively, in the event of cessation of service as a director.

(6)
Mr. Formica’s holdings include vested options to purchase 5,000 shares of our Common Stock at $7.90 per share until August 2008, 3,333 shares of our Common Stock at $8.90 per share until June 2008, 6,667 shares of our Common Stock at $6.60 per share until May 2009, 3,333 shares of our Common Stock at $8.90 per share until June 2009, 10,000 shares of our common stock at $7.90 per share until August 2009, 6,667 shares of our Common Stock at $6.60 per share until May 2010, and 3,334 shares of our Common Stock at $8.90 per share until June 2010, but exclude options to purchase 6,666 shares of our Common Stock at $6.60, which have not yet vested. Holdings also include 5,000 restricted shares under the 2006 Director Plan, which are subject to forfeiture in one-third increments on July 31, 2007, 2008, and 2009, respectively, in the event of cessation of service as a director.

(7)	Incorporates (1) through (6) above.
(8)
The information about Barclays Global Investors, NA (“Barclays”) was derived from the Schedule 13F as of March 31, 2007 filed by Barclays and assumes no changes have occurred since March 31, 2007. The address for Barclays is 45 Fremont Street, San Francisco, CA 94105.

(9)
The information about Morgan Stanley was derived from the Schedule 13F as of March 31, 2007 filed by Morgan Stanley and assumes no changes have occurred since March 31, 2007. The address for Morgan Stanley is 1585 Broadway, New York, NY 10036.

(10)
The information about Munder Capital Management (“Munder”) was derived from the Schedule 13F as of March 31, 2007 filed by Munder and assumes no changes have occurred since March 31, 2007. The address for Munder is 480 Pierce Street, Birmingham, MI 48009.

Section 16(a) Beneficial Ownership Reporting Compliance

We became a reporting company under the Exchange Act in March 2000. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Exchange Act through the fiscal year ended March 31, 2007, the Company is not aware of any person that failed to file on a timely basis, as disclosed in the aforementioned forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended March 31, 2007.

REPORT OF COMPENSATION COMMITTEE

The following Report of the Compensation Committee of our Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filings by us under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate this Report or the performance graphs by reference therein.

The primary purposes of our Compensation Committee of our Board of Directors, a committee which is comprised solely of independent directors, are to oversee the administration of the Company's compensation programs, to review the compensation of executive officers and directors, to prepare any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission and generally to provide assistance to the Board of Directors on compensation matters.

The Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis with management and, based on that review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

ROBERT C. SCHWEITZER, Chairman
RONALD J. KORN
GIAN M. FULGONI
FRANK J. FORMICA

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Compensation Committee of our Board of Directors, composed entirely of independent directors, administers our executive compensation program. The role of the Compensation Committee is to oversee the administration of the Company's compensation and benefit plans and policies, to review the compensation of the executive officer(s) and directors, to administer our stock plans, to prepare any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission and generally to provide assistance to the Board of Directors on compensation matters.

Compensation Philosophy

The executive compensation policies are designed to:

•	align executive compensation with our business objectives and corporate performance;
•	attract and retain executive officers who contribute to our company’s long-term success;
•	reward and motivate executive officers who contribute to our operating and financial performance;
•	link executive officer compensation and stockholder interests through the grant of long-term incentives under our stock plans.

The Compensation Committee believes that our compensation programs should include short-term and long-term components, including cash and equity-based compensation, and should reward performance as measured against established goals. The Compensation Committee considers the total current and potential long-term compensation of each of our executive officers in establishing each element of compensation.

The Compensation Committee reviews and recommends to the full Board of Directors the total compensation to be paid to our chief executive officer and president, in advance of the expiration of his three-year term Executive Employment Agreements. The Compensation Committee reviews and recommends to the full Board of Directors on an annual basis, the long-term incentives to be awarded to other executive officers and key employees.

As part of this process, the Compensation Committee conducts benchmarking of the aggregate level of executive compensation, as well as the mix of elements used to compensate the executive officers. In addition, the Compensation Committee has historically taken into account publicly available data relating to the compensation practices and policies of other companies within and outside our industry. While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us, the Compensation Committee generally believes that gathering this information is an important part of our compensation-related decision-making process. While it has not yet done so, in the future the Compensation Committee may retain the services of third-party executive compensation specialists from time to time, as it sees fit, in connection with the establishment of cash and equity compensation and related policies.

The chief executive officer evaluates the performance of other executive officers and key employees on an annual basis and makes recommendations to the Compensation Committee with respect to grants pursuant to stock plans.

Elements of Executive Compensation

The basic components of executive compensation are:

•	Annual Cash Compensation, specifically, base salary; and
•	Long-Term Incentive Compensation, specifically, stock options or restricted stock.

Annual Cash Compensation - Base Salary

The purpose of base salary is to create a secure base of cash compensation for executives that is competitive with the market. Executives’ salary increases do not follow a preset schedule or formula; however, the following is considered when determining appropriate salary levels and increases: the individual’s current and sustained performance results and the methods utilized to achieve such results; and non-financial performance indicators to include strategic developments for which an executive has responsibility and managerial performance.

The Committee exercises discretion in making salary decisions taking into account, among other things, each individual’s performance and the Company’s overall performance. With regard to individual performance of executive officers other than the Chief Executive Officer, the Committee relies to a large extent on the Chief Executive Officer’s evaluations of each individual executive officer’s performance.

Long-Term Incentive Compensation

Long-Term Incentives. Prior to July, 2006, our long-term incentives were primarily in the form of stock option awards. The purpose of stock options was to provide equity compensation whose value was directly related to the creation of share-owner value. Grant levels were determined based on individual performance and potential, history of past grants, time in current job and level of, or significant changes in, responsibility. Stock options provided a vehicle to increase equity ownership and share in the appreciation of the value of Company stock. Stock option grants were made pursuant to our 1998 Stock Plan.

At the annual meeting of the Company’s stockholders held on July 28, 2006, both the PetMed Express, Inc. 2006 Employee Equity Compensation Restricted Stock Plan (the “Employee Plan”) and the PetMed Express, Inc. 2006 Outside Director Equity Compensation Restricted Stock Plan (the “Director Plan”) were approved by the stockholders.

The purpose of the Employee Plan is to promote the interests of the Company by securing and retaining employees of outstanding ability and to provide additional motivation to such employees to exert their best efforts on behalf of the Company. The Company expects that it will benefit from the added commitment which such employees will have in the welfare of the Company as a result of their ownership or increased ownership of the Company's Common Stock. All employees will be eligible to receive awards (“Awards”) under the Plan, which consist of grants of Restricted Stock. Awards may be made under the Plan until July 28, 2016.

The purpose of the Director Plan is to promote the interests of the Company by attracting, retaining and compensating highly qualified individuals who are not employees or affiliates of PetMed Express, Inc. or any of its subsidiaries, to serve as members of the Company’s Board of Directors (the “Board”), and to enable them to increase their ownership of PetMed Express, Inc.’s Common Stock, thereby increasing their proprietary interest in PetMed Express, Inc. and their identification with the interests of PetMed Express, Inc.’s stockholders. Awards may be made under the Director Plan until July 28, 2016.

Perquisites and Other Compensation. Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers, which are also generally available to employees, including medical, dental, and 401(k) matching contributions; however, the Compensation Committee in its discretion may revise, amend or add to officer(s)’ executive benefits.

EXECUTIVE COMPENSATION

The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company’s Chief Executive Officer and President, and Chief Financial Officer for the fiscal year ended March 31, 2007.

2007 SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	All Other Compensation ($) (i)	Total ($) (j)

Menderes Akdag,	2007	$254,615	$-	$30,375	$360,805	$24,175	$669,970
Chief Executive Officer
and President

Bruce S. Rosenbloom,	2007	146,060	1,000	16,208	49,455	22,516	235,239
Chief Financial Officer

The amounts reported in the Stock Awards column (column (e)) reflect the dollar amount, without any reductions for risk of forfeiture, recognized for financial reporting purposes for the fiscal year ended March 31, 2007 of awards of restricted stock granted to each of the Named Executive Officers in fiscal 2007, calculated in accordance with the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payment (“SFAS 123R”). The grant date fair value of the restricted stock awards to Mr. Akdag was $1,093,500, which represented 90,000 restricted shares granted in February 2007 and to Mr. Rosenbloom was $72,938, which represented 6,250 restricted shares granted in July 2006.

The amounts reported in the Option Awards column (column (f)) reflect the dollar amount, without any reductions for risk of forfeiture, recognized for financial reporting purposes for the fiscal year ended March 31, 2007 of awards of stock options granted to each of the Named Executive Officers before March 31, 2006, calculated in accordance with the provisions of SFAS 123R. The grant date fair value of the stock options award to Mr. Akdag was $1,443,220, which represented 250,000 options granted in March 2004. The grant date fair value of the stock options awarded to Mr. Rosenbloom was $197,819, which represented 53,000 options granted in June 2003, June 2004, and May 2005.

The Company cautions that the amounts reported in the 2007 Summary Compensation Table for these stock based awards reflect the Company’s accounting expense and may not represent the amounts that the Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes value will depend on the Company’s actual operating performance, stock price fluctuations and the Named Executive Officer’s continued employment. Additional information on all outstanding restricted stock and stock option awards is reflected in the 2007 Outstanding Equity Awards at Fiscal Year-End table below.

The amounts reported in the All Other Compensation column (column (i)) reflect, for each Named Executive Officer, the sum of (i) the dollar value of healthcare costs paid by the Company, $14,175 for Mr. Akdag and $16,765 for Mr. Rosenbloom, and (ii) amounts contributed by the Company to the Company’s 401(k) Plan, $10,000 for Mr. Akdag and $5,751 for Mr. Rosenbloom. Amounts contributed to the Company’s 401(k) Plan are calculated on the same basis for all participants in the plan, including the Named Executive Officers.

The following table supplements the disclosure in the Summary Compensation Table with respect to stock awards made to the Named Executive Officers in fiscal 2007.

2007 GRANTS OF PLAN-BASED AWARDS

Name (a)	Grant Date (b)	All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)

Menderes Akdag	2/27/2007	90,000	-	-

Bruce S. Rosenbloom	7/31/2006	6,250	-	-

Mr. Akdag’s restricted stock award was granted on February 27, 2007 under the 2006 Employee Equity Compensation Restricted Stock Plan and vest one-third on the first, second, and third anniversaries of the grant date. Mr. Rosenbloom’s restricted stock award was granted on July 31, 2006 under the 2006 Employee Equity Compensation Restricted Stock Plan and vest one-third on the first, second, and third anniversaries of the grant date. The amount recognized for financial reporting purposes under SFAS 123R is included in the Stock Awards (column (e)) of the 2007 Summary Compensation Table.

The following table sets forth information concerning the outstanding options and stock awards held at March 31, 2007 by the Named Executive Officers listed in the Summary Compensation Table.

2007 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Option Exercise Price ($) (e)	Option Expiration Date ($) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)

Menderes Akdag	250,000	(1)	-		$10.64	3/16/2010	90,000	(5)	$1,066,500

Bruce S. Rosenbloom	10,000	(2)	-		3.45	6/13/2009	6,250	(6)	74,063
	12,000	(3)	6,000	(3)	8.90	6/11/2010	-		-
	6,667	(4)	13,333	(4)	6.60	5/20/2011	-		-

(1)	These options were granted on March 16, 2004. The options vested one-third on the first, second, and third anniversaries of the grant date. The options expire on the third anniversary of vesting.
(2)	These options were granted on June 13, 2003. The options vested one-third on the first, second, and third anniversaries of the grant date. The options expire on the third anniversary of vesting.
(3)	These options were granted on June 11, 2004. The options vest one-third on the first, second, and third anniversaries of the grant date. The options expire on the third anniversary of vesting.
(4)	These options were granted on May 20, 2005. The options vest one-third on the first, second, and third anniversaries of the grant date. The options expire on the third anniversary of vesting.
(5)	These shares of restricted stock were granted on February 27, 2007. These shares vest one-third on the first, second, and third anniversaries of the grant date.
(6)	These shares of restricted stock were granted on July 31, 2006. These shares vest one-third on the first, second, and third anniversaries of the grant date.

The amounts reported in the Market Value of Shares or Units of Stock That Have Not Vested column (column (h)) were determined by multiplying the number of shares of stock, as applicable, by $11.85, the closing price of Common Stock on March 30, 2007.

The following table sets forth information concerning stock options exercised and vested stock awards at March 31, 2007 by the Named Executive Officers listed in the Summary Compensation Table.

2007 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)

Menderes Akdag	-	$-	-	$-

Bruce S. Rosenbloom	21,666	299,741	-	-

The value realized on the exercise of stock options for Mr. Rosenbloom was determined by multiplying the 21,666 shares acquired by $15.90, the closing price of Common Stock on April 3, 2006, the date the options were exercised, less the price paid to exercise the options.

2007 PENSION BENEFITS AND DEFERRED COMPENSATION

The Company does not provide pension benefits and the Company does not have provisions for deferred compensation.

Employment Agreement with Menderes Akdag, Chief Executive Officer and President

On March 16, 2001, the Company entered into an employment agreement with its current Chief Executive Officer and President, Menderes Akdag. Under the terms of this three-year agreement the Company paid Mr. Akdag an annual salary of $150,000 for the first six months of the agreement, and thereafter his annual salary was to be increased to $200,000. The Company also granted Mr. Akdag options to purchase 750,000 shares of its common stock under the Company’s 1998 Stock Option Plan at an exercise price of $.32 per share, which vested at the rate of 187,500 options on each of March 16, 2001, 2002, 2003 and 2004.

On March 16, 2004, the Company amended Mr. Akdag’s existing employment agreement. The amendments were as follows: the term of the agreement was for three years, commencing on March 16, 2004; Mr. Akdag’s salary was increased to $250,000 per year throughout the term of the agreement, and Mr. Akdag was granted 250,000 incentive stock options under the Company’s 1998 Stock Option Plan at an exercise price of $10.64 per share, which vested at the rate of 83,333 options on each of March 16, 2005 and 2006, and 83,334 options on March 16, 2007. All other terms of Mr. Akdag’s original employment agreement remained in effect.

On February 27, 2007, the Company amended Mr. Akdag’s existing employment agreement. The amendments are as follows: the term of the agreement will be for three years, commencing on March 16, 2007; Mr. Akdag’s salary will be increased to $450,000 per year throughout the term of the agreement, and Mr. Akdag shall be granted 90,000 shares of restricted stock in accordance with the Company’s 2006 Employee Equity Compensation Restricted Stock Plan. All other terms of Mr. Akdag’s original employment agreement remain in effect.

Potential Payments on Termination and/or Change in Control

This section describes the payment that may be made to Mr. Akdag upon Termination or Change in Control, (as both are described in his original Employment Agreement) pursuant to the original Employment Agreement and Amendments thereto, and to Bruce S. Rosenbloom, Chief Financial Officer.

The Company can terminate the employment of Mr. Akdag either upon mutual consent, for cause, or without cause. If the Company should terminate Mr. Akdag’s agreement for cause, or if Mr. Akdag should terminate the agreement without "good reason" as described in the employment agreement, no severance benefits would be paid. If the Company should terminate Mr. Akdag without cause, the Company would be required to give Mr. Akdag three months’ notice and continue to compensate him under the terms of this employment agreement during those three months. At the end of the three-month period, the Company would have to pay Mr. Akdag severance benefits equal to his annual base salary ($450,000), and any previously granted but unvested restricted stock awards would immediately vest. The agreement can be terminated upon the mutual consent of the parties, or upon 90 days’ notice by the Company during which time the Company would continue to compensate Mr. Akdag under the terms of his employment agreement.

In the event that a Change in Control of the Company shall occur at any time during Mr. Akdag’s employment, he shall have the right to terminate his employment upon 30 days written notice given at any time within one (1) year after the occurrence of such event, and such termination of his employment due to a Change in Control shall be deemed to be a Termination by the Company Other than for Cause and the Company would be required to give Mr. Akdag three months’ notice and continue to compensate him under the terms of this employment agreement during those three months. At the end of the three-month period, the Company would have to pay Mr. Akdag severance benefits equal to his annual base salary ($450,000), and any previously granted but unvested restricted stock awards would immediately vest.

The Company can terminate the employment of Mr. Rosenbloom either upon mutual consent, for cause, or without cause. If the Company should terminate Mr. Rosenbloom’s employment without cause, the Company would be required to give Mr. Rosenbloom three months severance pay at his base salary (currently $50,000), at the time of termination.

DIRECTOR COMPENSATION

Each member of our Board of Directors who is not employed by us received a retainer of $2,500 per quarter for the first three quarters of FY 2007, and $6,250 for the final quarter of FY 2007. Going forward, each director not employed by us will receive an annual retainer of $25,000 per year, paid quarterly. Additionally, upon initial election to the Board of Directors, each director not employed by us was granted 30,000 stock options, under our 1998 Stock Option Plan, to purchase our Common Stock, at an exercise price equal to the fair market value of the stock at the time of granting, with the options vesting equally over a three-year period. In July, 2006 each director not employed by us was granted 5,000 shares of restricted stock in accordance with the Company’s 2006 Outside Director Equity Compensation Restricted Stock Plan and the amount of restricted stock grants will be revisited when grants are next given, so that the amounts are commensurate with the ratio of restricted stock awards to stock options granted to other individuals awarded restricted stock. We also pay the reasonable travel and accommodation expenses of directors in connection with their participation in meetings of the Board of Directors.

The following table summarizes the compensation earned by and paid to our non-employee directors for the fiscal year ended March 31, 2007:

2007 DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Options Awards ($) (d)	All Other Compensation ($) (g)	Total ($) (h)

Frank J. Formica	$13,750	$12,967	$60,086	$-	$86,803
Gian M. Fulgoni	13,750	12,967	46,149	-	72,866
Ronald J. Korn	13,750	12,967	46,149	-	72,866
Robert C. Schweitzer	13,750	12,967	46,149	-	72,866

The amounts reported in the Stock Awards column (column (c)) reflect the dollar amount, without any reductions for risk of forfeiture, recognized for financial reporting purposes for the fiscal year ended March 31, 2007 of awards of restricted stock granted to each of the Directors in fiscal 2007, calculated in accordance with the provisions of SFAS 123R. The grant date fair value of the restricted stock awards to each Director was $58,350, which represented 5,000 restricted shares per Director, granted in July 2006.

The amounts reported in the Option Awards column (column (d)) reflect the dollar amount, without any reductions for risk of forfeiture, recognized for financial reporting purposes for the fiscal year ended March 31, 2007 of awards of stock options granted to each of the Directors before March 31, 2006, calculated in accordance with the provisions of SFAS 123R. The grant date fair value of the stock options award to Mr. Formica was $240,346, which represented 60,000 options granted in August 2003, June 2004, and May 2005. The grant date fair value of the stock options awarded to Mr. Fulgoni, Mr. Korn, and Mr. Schweitzer was $184,597 per Director, which represented 40,000 options granted in June 2004 and May 2005.

The Company cautions that the amounts reported in the 2007 Director Compensation table for these stock based awards reflect the Company’s accounting expense and may not represent the amounts that the Directors will actually realize from the awards. Whether, and to what extent, a Director realizes value will depend on the Company’s actual operating performance, stock price fluctuations and the Director’s continued service on the Board.

1998 Stock Option Plan

The Company established the 1998 Stock Option Plan (the “Option Plan”) effective July 31, 1998, which provides for the issuance of qualified options to officers and key employees, and nonqualified options to directors, consultants and other service providers. The Company has reserved 5,000,000 shares of common stock for issuance under the Option Plan. The exercise prices of options issued under the Option Plan must be equal to or greater than the market price of the Company's common stock as of the date of issuance.

2006 Restricted Stock Plans

At the annual meeting of the Company’s stockholders held on July 28, 2006, both the PetMed Express, Inc. 2006 Employee Equity Compensation Restricted Stock Plan (the “Employee Plan”) and the PetMed Express, Inc. 2006 Outside Director Equity Compensation Restricted Stock Plan (the “Director Plan”) were approved by the stockholders.

The purpose of the Employee Plan is to promote the interests of the Company by securing and retaining employees of outstanding ability and to provide additional motivation to such employees to exert their best efforts on behalf of the Company. The Company expects that it will benefit from the added commitment which such employees will have in the welfare of the Company as a result of their ownership or increased ownership of the Company's Common Stock. All employees will be eligible to receive awards under the Plan, which consist of grants of Restricted Stock. Awards may be made under the Plan until July 28, 2016, and the maximum number of shares of Common Stock that may be awarded pursuant to the Employee Plan shall not in the aggregate exceed 1,000,000 shares.

The purpose of the Director Plan is to promote the interests of the Company by attracting, retaining and compensating highly qualified individuals who are not employees or affiliates of PetMed Express, Inc. or any of its subsidiaries, to serve as members of the Company’s Board of Directors, and to enable them to increase their ownership of PetMed Express, Inc.’s Common Stock, thereby increasing their proprietary interest in PetMed Express, Inc. and their identification with the interests of PetMed Express, Inc.’s stockholders. Awards may be made under the Director Plan until July 28, 2016, and the maximum number of shares of Common Stock that may be awarded under the Director Plan shall not in the aggregate exceed 200,000 shares.

Administration of Plans

The Employee Plan will be administered by the Company’s Compensation Committee, which will have the sole authority to (i) designate participants in the Plan, (ii) determine the number of shares to be covered by grants under the Plan, (iii) determine the terms and conditions of any grant under the Plan, (iv) interpret and administer the Plan, (v) establish, amend, suspend or waive rules and guidelines and appoint such agents as it deems appropriate for the administration of the Plan, and (vi) make any other determination and take any other action that it deems necessary or desirable for administration of the Plan.

The Director Plan will be administered by the Company’s Board of Directors, which will have the sole authority to (i) grant shares under the Plan, (ii) interpret and administer the Plan, (iii) determine the terms and conditions of any grant under the Plan, (iv) establish, amend, suspend or waive rules and guidelines and appoint such agents as it deems appropriate for the administration of the Plan, and (v) make any other determination and take any other action that it deems necessary or desirable for administration of the Plan.

Awards and Vesting

The Compensation Committee will have the authority to grant to Employee Plan participants awards of restricted stock that will be subject to such conditions, restrictions and contingencies as the Compensation Committee may impose.

Pursuant to the Employee Plan, the minimum restricted period applicable to certain grants of restricted stock will be one year and the maximum restricted period will be ten years. Such restricted period would terminate under the following circumstances: the participant's total and permanent disability or the participant's death.

Except as otherwise determined by the compensation committee, upon termination of employment for any reason during the applicable restriction period, all shares subject to restrictions granted under the Employee Plan will be forfeited and reacquired by the company.

The Board of Directors will have the authority to grant to Director Plan participants awards of restricted stock.

Pursuant to the Director Plan, the minimum restricted period applicable to certain grants of restricted stock will be one year and the maximum restricted period will be ten years. Such restricted period would terminate under the following circumstances: the participant's total and permanent disability or the participant's death.

Except as otherwise determined by the Board of Directors, if a participant shall cease to serve as an independent (outside) director for any reason during the applicable restriction period, all shares subject to restrictions granted under the Director Plan will be forfeited and reacquired by the company.

Pursuant to the Director Plan, each person who is an independent director following an annual meeting of Stockholders each year will automatically be granted an award of 5,000 shares of Common Stock (subject to change with Board approval), and the Grant Date with respect to each such award will be the date on which the award is granted.

Escrow of Stock Certificates

Certificates representing the Restricted Stock will be registered in the name of the participant, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and PetMed Express, Inc. shall retain physical possession of the certificate in escrow until all restrictions have been lifted or requirements met.

Rights with Respect to Shares

During the period in which any shares of restricted stock granted under the Employee Plan or Director Plan are subject to any restrictions, the participant to whom such shares have been awarded will have all the rights of a shareholder with respect to such shares, including the right to vote such shares or the right to receive dividends on such shares.

Restrictions and Adjustments

Restricted stock grants under the Employee Plan and Director Plan may not be assigned, transferred or pledged by the participant, other than by will or the laws of descent and distribution (unless assigned or transferred to the company) prior to the time at which all applicable restrictions imposed under the terms of the relevant award have expired, lapsed or have been waived or satisfied.

In the event of any change in the company’s common stock by reason of recapitalization, merger, consolidation, combination or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, (i) the numbers and class of shares covered by outstanding awards under the Employee Plan and Director Plan, and (ii) the aggregate number and class of shares available under the Employee Plan and Director Plan, would be adjusted by the Compensation Committee or Board of Directors, respectively. Any new, additional or different securities to which the participant is entitled with respect to an award by reason of such adjustment shall be deemed to be restricted stock and shall be subject to the same terms, conditions, and restrictions as the award so adjusted.

Change in Control

Pursuant to the Employee Plan and Director Plan, unless an award agreement expressly provides otherwise, upon the effective date of a “change in control” of the company, any restricted period imposed on an award would immediately terminate. For purposes of the Employee Plan and Director Plan, a “change in control” means the happening of any of the following events:

•	any individual, entity or group becomes the owner of 20% or more of the Company’s outstanding common shares;
•
there occurs within any period of two consecutive years any change in the directors of the Company such that the members of the Company's Board of Directors prior to such change do not constitute a majority of the directors after giving effect to all changes during such two-year period unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period;

•
the Company is merged, consolidated or reorganized into or with, or sells all or substantially all of its assets to, another company or other entity, and immediately after such transaction less than 80% of the voting power of the then-outstanding securities of such company or other entity immediately after such transaction is held in the aggregate by holders of the Company's Common Stock immediately before such transaction.

Amendment or Termination of Plan; Amendments to Awards

The Employee Plan may be amended, suspended, discontinued or terminated by the Compensation Committee without the consent of any shareholder, plan participant, or other holder of an award under the plan, and the Director Plan may be amended, suspended, discontinued or terminated by the Board of Directors without the consent of any shareholder, plan participant, or other holder of an award under the plan. However, without the approval of shareholders, no such amendment, suspension, discontinuation or termination may be made that would increase the total number of shares available for awards under the plans, extend the duration of the plans; or materially increase the benefits accruing to participants under the plans.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended March 31, 2007, Robert C. Schweitzer, Ronald J. Korn, Gian M. Fulgoni, and Frank J. Formica served on the Compensation Committee. All members of the Compensation Committee are independent. Accordingly, insiders do not participate in compensation decisions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Board’s policy requires that transactions with related parties must be entered into in good faith on fair and reasonable terms that are no less favorable to us than those that would be available in a comparable transaction in arm’s-length dealings with an unrelated third party. Our Board, by a vote of the disinterested directors, must approve all related party transactions, recommended by the Audit Committee. Since the beginning of the Company’s last fiscal year, the Company has not had, or been a party to, nor is there currently proposed, a transaction with a related party.

INTEREST OF CERTAIN PERSONS IN OPPOSITION
TO MATTERS TO BE ACTED UPON

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to the board.

OTHER MATTERS

Our Board of Directors does not intend to present, or have any reason to believe others will present, any items of business other than those stated above. If other matters are properly brought before the Board of Directors at the annual meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with the recommendation of our Board of Directors.

A copy of our Annual Report on Form 10-K for the year ended March 31, 2007, exclusive of certain exhibits filed with the Securities and Exchange Commission, accompanies this proxy statement These exhibits, as well as our interim quarterly reports on Form 10-Q, are available without charge to stockholders through our website at http://www.1800petmeds.com, or upon written request to the Corporate Secretary and General Counsel, PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069. The information on our website is not a part of this proxy statement. Copies of our filings are also available at the Securities and Exchange Commission website at http://www.sec.gov.

By Order of the Board of Directors,

Pompano Beach, Florida	MENDERES AKDAG
June 29, 2007	Chief Executive Officer, President and Director

PETMED EXPRESS, INC. ADMISSION TICKET

2007 ANNUAL MEETING OF STOCKHOLDERS
FRIDAY, AUGUST 3, 2007 AT 1:00 P.M. ET

TO BE HELD AT THE SHERATON SUITES CYPRESS CREEK FORT LAUDERDALE

AT 555 N.W. 62ND STREET, FORT LAUDERDALE, FL 33009

THIS TICKET MUST BE PRESENTED TO ENTER THE MEETING

▼ FOLD AND DETACH HERE ▼

PETMED EXPRESS, INC.
Proxy Solicited on behalf of the Board of Directors of PetMed Express, Inc.
The undersigned hereby appoints Bruce S. Rosenbloom and Alison Berges, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein to vote the undersigned’s shares of PetMed Express, Inc. Common Stock at the Annual Meeting of Stockholders of PetMed Express, Inc. to be held on Friday, August 3, 2007, at 1:00 P.M. Eastern Time, at the Sheraton Suites Cypress Creek Fort Lauderdale and at any adjournments thereof upon matters set forth in the proxy statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.
This proxy when properly executed will be voted in the manner directed hereof by the Stockholder.
If no direction is made, this proxy will be voted FOR all nominees listed and item 2.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.
Votes must be indicated
(x) in Black or Blue Ink. ☒
The Board of Directors unanimously recommends a vote “FOR” each item.

1.	To elect five (5) Directors to the Board of Directors:

FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	EXCEPTIONS	☐

Nominees: Menderes Akdag, Frank J. Formica, Gian M. Fulgoni, Ronald J. Korn, and Robert C. Schweitzer

Instructions: To withhold authority to vote for any individual nominee, mark the “*EXCEPTIONS” box and write that nominee’s name in the space provided below.

*EXCEPTIONS

2.	To ratify the appointment of Goldstein Golub Kessler LLP as the independent registered public accounting firm for the Company to serve for the 2008 fiscal year:

    FOR     ☐            AGAINST    ☐            ABSTAIN    ☐

PetMed Express, Inc.
1441 S.W. 29th Avenue
Pompano Beach, FL 33069
(To be dated and signed on the reverse side)

▼ FOLD AND DETACH HERE ▼

(To be dated and signed below.)

To include any comments, please mark this box.	☐

To change your address, please mark this box.	☐

Dated: _____________________________________, 2007

Stock Owner sign here

Co-Owner sign here (if applicable)

The signature of this Proxy should correspond exactly with the stock-holder’s name as printed to the left. In case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.